EXHIBIT 21.1
Subsidiaries of the Registrants

Entity	Jurisdiction of Formation
Icahn Enterprises Holdings L.P.(1)	Delaware
American Entertainment Properties Corp.	Delaware
ACE Nevada Corp.	Nevada
AEP Rail RemainCo LLC	Delaware
AEP Rail Corp.	Delaware
AEP Real Estate Holdings LLC	Delaware
AEP Serafima Manager Holding LLC	Delaware
AEPC RemainCo LLC	Delaware
AREH (RAY) LLC	Delaware
AREH Concord Holdings LLC	Delaware
AREH Hudson Street Managing Member	Delaware
AREH Hudson Street LLC	Delaware
AREH Oil & Gas LLC	Delaware
AREH Windsor Locks LLC	Delaware
AREP Debt HoldCo LLC	Delaware
AREP Florida Holdings LLC	Delaware
AREP KH LLC	Delaware
AREP New York Holdings LLC	Delaware
AREP Real Estate Holdings LLC	Delaware
AREP Sands Holding LLC	Delaware
Aretex LLC	Delaware
Atlantic Coast Entertainment Holdings, Inc.	Delaware
Bayswater Brokerage New York LLC	Delaware
Bayswater Development LLC	Delaware
Bayswater Falling Waters LLC	Delaware
Bayswater Flat Pond LLC	Delaware
Bayswater Hammond Ridge LLC	Delaware
Bayswater Pondview LLC	Delaware
Baywater Cottages at New Seabury LLC	Delaware
Bayswater Seaside II LLC	Delaware
Bio-Investor LLC	Delaware
Cloud Holding LLC	Delaware
GH Vero Beach Development LLC	Delaware
GH Vero Holdings LLC	Delaware
GHG Asset Management LLC	Delaware
Grand Harbor Golf & Beach Club, Inc	Florida
Grand Harbor Golf Club LLC	Delaware
Grand Harbor North Land LLC	Delaware
Greenville Holding LLC	Delaware
Icahn Automotive Service LLC	Delaware
Icahn Automotive Group LLC	Delaware
767 Auto Leasing LLC	Delaware
Icahn Building LLC	Delaware
Icahn Enterprises Onshore/Offshore Investors LLC	Delaware
Icahn Nevada Gaming Acquisition LLC	Delaware
Icahn Nevada Management Corp.	Delaware

Icahn Strategy 2 LLC	Delaware
Icahn Strategy Holding Corp.	Delaware
ICM GP Holdings LLC	Delaware
IEH ARI Holdings LLC	Delaware
IEH Auto Parts Holding LLC	Delaware
IEH BioPharma LLC	Delaware
IEH Canton Ohio LLC	Delaware
IEH Chalmette LLC	Delaware
IEH Coraopolis LLC	Delaware
IEH Gretna LLC	Delaware
IEH GH Management LLC	Delaware
IEH Investment I LLC	Delaware
IEH Investment II LLC	Delaware
IEH Loop Road LLC	Delaware
IEH Merger Sub LLC	Delaware
IEH Portland LLC	Delaware
IEH Sarafima GP Holding LLC	Delaware
IEH Sherman Drive LLC	Delaware
IEH SP LLC	Delaware
IEH Venture Investments I LLC	Delaware
IEH Viskase Holdings LLC	Delaware
IEH Warwick LLC	Delaware
IEP Dallas LLC	Delaware
IEP Energy Holding LLC	Delaware
IEP Energy LLC	Delaware
IEP Ferrous Brazil LLC	Delaware
IEP Ferrous Brazil Sub LLC	Delaware
IEP Morris LLC	Delaware
IEP AC Holdings LP	Delaware
IEP AC Plaza LLC	New Jersey
TERH LP, Inc.	Delaware
TMA LLC	New Jersey
TTM Associates	New Jersey
Trump Entertainment Resorts, Inc.	Delaware
IEP Parts Acquisition LLC	Delaware
IEP Peachtree LLC	Delaware
IEP Valley LLC	Delaware
IEP Viga LLC	Delaware
LV Fairfield Holdings LLC	Delaware
Meadow Star LLC	Delaware
New Seabury Development LLC	Delaware
New Seabury Golf Club LLC	Delaware
New Seabury Private Sewer Treatment Facility LLC	Delaware
New Seabury Properties L.L.C .	Delaware
New Seabury Real Estate Holdings LLC	Delaware
New Seabury Residential Properties LLC	Delaware
NS Beach Club LLC	Delaware
VB Community Management LLC	Delaware
Vero Beach Acquisition II LLC	Delaware
Vero Beach Acquisition LLC	Delaware

ICM GP LLC	Delaware
IPH GP LLC	Delaware
Icahn Capital Management LP	Delaware
Icahn Capital LP	Delaware
Icahn Onshore LP	Delaware
Icahn Offshore LP	Delaware
Icahn Partners LP	Delaware
Icahn Agency Services LLC	Delaware
IEH Investments I LLC	Delaware
Icahn Partners Master Fund LP	Delaware
Federal-Mogul LLC	Delaware
Federal Mogul Argentina SA.	Argentina
Federal-Mogul Plasticos Puntanos, S.A.	Argentina
Federal-Mogul Pty Ltd	Australia
Federal-Mogul Automotive Pty Ltd.	Australia
FM Motorparts Pty Ltd.	Australia
Federal-Mogul S.A.	Belgium
Federal-Mogul EMEA Distribution Services, BVBA	Belgium
Federal-Mogul Global Aftermarket EMEA BVBA	Belgium
Coventry Assurance, Ltd.	Bermuda
Federal Mogul Componentes de Motores Ltda.	Brazil
Federal-Mogul Friction Products Sorocaba - Sistemas Automotivos Ltda.	Brazil
Federal-Mogul Industria de Autopecas Ltda.	Brazil
Federal-Mogul Sistemas Automotivos Ltda.	Brazil
Federal-Mogul Sistemas de Limpadores de Para-Brisas Ltda.	Brazil
Federal-Mogul Sorocaba-Holding Ltda	Brazil
FM Participacoes e Investimentos, LTDA	Brazil
Federal-Mogul Canada Limited	Canada
Federal-Mogul (Changshu) Automotive Parts Co., Ltd	China
Federal-Mogul (China) Co., Ltd.	China
Federal-Mogul (Chongqing) Friction Materials Co., Ltd.	China
Federal-Mogul (Langfang) Automotive Components Co., Ltd.	China
Federal-Mogul (Shanghai) Automotive Parts Co., Ltd.	China
Federal-Mogul (Tianjin) Surface Treatment Co., Ltd	China
Federal-Mogul ARN (Anqing) Powder Metallurgy Co., Ltd	China
Federal-Mogul Dongsuh (Qingdao) Pistons Co., Ltd.	China
Federal-Mogul Friction Products Co. Ltd.	China
Federal-Mogul Dalian Co., Ltd.	China
Federal-Mogul Deva (Qingdao) Automotive Parts Co., Ltd.	China
Federal-Mogul Motorparts (Qingdao) Co., Ltd	China
Federal-Mogul Motorparts Management (Shanghai) Co., Ltd.	China
Federal-Mogul Motorparts (Zhejiang) Limited	China
Federal-Mogul Qingdao Pistons Co. Ltd.	China
Federal-Mogul Sealing System (Nanchang) Co., Ltd.	China
Federal-Mogul Shanghai Bearings Co., Ltd	China
Federal-Mogul Shanghai Compound Material Co., Ltd.	China
Federal-Mogul Zhengsheng (Changsha) Piston Ring Co., LTD	China
Federal-Mogul Motorparts Colombia S.A.S	Colombia
Federal-Mogul de Costa Rica, S.A.	Costa Rica
Sapav Marketing Ltd.	Cyprus

Sibirica Energy Limited	Cyprus
Federal-Mogul Friction Products A.S.	Czech Rep.
Federal-Mogul Valvetrain s.r.o	Czech Rep.
Federal-Mogul Aftermarket Egypt LTD	Egypt
Ateliers Juliette Adam SAS	France
Federal Mogul Aftermarket France SAS	France
Federal-Mogul Financial Services SAS	France
Federal-Mogul Garennes SAS (fka Federal-Mogul Piston Rings SAS)	France
Federal-Mogul Ignition Products SAS	France
Federal Mogul Operations France SAS	France
Federal-Mogul Services Sarl	France
Federal-Mogul Systems Protection SAS	France
Federal-Mogul SAS	France
Federal-Mogul Valvetrain La Source SAS	France
Federal-Mogul Valvetrain Schirmeck SAS	France
Fonciere de Liberation SAS	France
Saxid SAS	France
Federal-Mogul Aftermarket GmbH	Germany
Federal-Mogul Automotive GmbH & Co. KG	Germany
Federal-Mogul Automotive Verwaltungs GmbH	Germany
Federal-Mogul Betriebsgrundstücke Burscheid GmbH	Germany
Federal-Mogul Bremsbelag GmbH	Germany
Federal-Mogul Burscheid Beteiligungs GmbH	Germany
Federal-Mogul Burscheid GmbH	Germany
Federal-Mogul Deva GmbH	Germany
Federal-Mogul Friction Products GmbH	Germany
Federal-Mogul Friction Products International GmbH	Germany
Federal-Mogul Friedberg GmbH	Germany
Federal-Mogul Germany Investments Holding GmbH	Germany
Federal-Mogul Holding Deutschland GmbH	Germany
Federal-Mogul Ignition GmbH	Germany
Federal-Mogul Motorparts Holding GmbH	Germany
Federal-Mogul Nurenberg GmbH	Germany
Federal-Mogul Powertrain Russia GmbH	Germany
Federal-Mogul R&L Freidberg Casting GmbH & Co. KG	Germany
Federal-Mogul Sealing Systems GmbH	Germany
Federal-Mogul TP Europe GmbH & Co. KG	Germany
Federal-Mogul TP Piston Rings GmbH	Germany
Federal-Mogul Valvetrain GmbH	Germany
Federal-Mogul Vermogensverwaltungs GmbH	Germany
Federal-Mogul Verwaltungs und Beteiligungs GmbH	Germany
Federal-Mogul Wiesbaden GmbH	Germany
Goetze Wohnungsbau GmbH .	Germany
ISA Installations-,Steurerungs und Automatisierungs GmbH	Germany
VTD Vakuumtecknik Dresden GmbH	Germany
Federal-Mogul de Guatemala, S.A.	Guatemala
Federal-Mogul (T&N) Hong Kong Limited	Hong Kong
Federal-Mogul World Trade (Asia) Limited	Hong Kong
Federal-Mogul Hungary Kft	Hungary
Federal Mogul Wipers Hungary Kft	Hungary

Federal-Mogul Systems Protection Hungary Kft.	Hungary
Federal-Mogul Anand Bearings India Limited	India
Federal-Mogul Anand Sealings India Limited	India
Federal-Mogul Ignition Products India Limited	India
Federal-Mogul Goetze (India) Limited.	India
Federal-Mogul Motorparts (India) Limited	India
Federal-Mogul Powertrain Solutions India Private Limited	India
Federal-Mogul TPR (India) Limited.	India
Motocare India Private Limited	India
Federal-Mogul Italy S.r.l.	Italy
Federal-Mogul Powertrain Italy S.r.l	Italy
Saxid s.r.l.	Italy
Federal Mogul Japan K.K.	Japan
Federal-Mogul Asia Investments Holding Korea, Ltd.	Korea
Federal-Mogul Sejong Co., Ltd (fka KFM Bearing Co., Ltd).	Korea
Federal-Mogul Sejong Tech Ltd (fka KFM Innovative Technology Company Limited	Korea
Federal-Mogul Luxembourg S. a. r. l.	Luxembourg
Federal-Mogul Holdings, Ltd.	Mauritius Is
F-M Holding Mexico, S.A. de C.V.	Mexico
Federal-Mogul de Matamoros, S. de R.L. de C.V.	Mexico
Federal-Mogul de Mexico, S. de R.L. de C.V.	Mexico
Federal-Mogul Distribution de Mexico, S de R.L. de C.V.	Mexico
Federal-Mogul FIL-P43, S. de R.L. de C.V.	Mexico
Federal-Mogul FIL-S43, S. de R.L. de C.V.	Mexico
Federal-Mogul Lighting, S. de R.L. de C.V.	Mexico
Federal-Mogul Juarez S de R.L. de C.V.	Mexico
Federal-Mogul S. de R.L. de C.V.	Mexico
Federal-Mogul SP Mexico, S. de R.L. de C.V.	Mexico
Federal-Mogul Powertrain Mexico Distribution S de R.L. de C.V.	Mexico
Federal-Mogul Valve Train S. de R.L. de C.V.	Mexico
Forjas y Maquinas, S. de R.L. de C.V	Mexico
McCord Payen de Mexico S. de R.L.	Mexico
Productos de Frenos Automotrices de Calidad S.A. de C.V.	Mexico
Raimsa, S. de R.L. de C.V.	Mexico
Servicios Administrativos Industriales, S. de R.L. de C.V.	Mexico
Servicio de Componentes Automotrices, S. de R.L. de C.V.	Mexico
Subensambles Internacionales, S. de R.L. de C.V.	Mexico
T&N de Mexico S.de R.L	Mexico
Federal-Mogul Systems Protection Morocco SARL AU	Morocco
Cooperatief Federal-Mogul Dutch Investments B.A.	Netherlands
Federal-Mogul Investments B.V.	Netherlands
Federal-Mogul Motorparts (Netherlands) B.V.	Netherlands
Federal-Mogul Motorparts Holding B.V.	Netherlands
Federal-Mogul Motorparts Minority Holding B.V.	Netherlands
Federal-Mogul Powertrain (Netherlands) B.V.	Netherlands
Federal-Mogul Powertrain Eastern Europe B.V.	Netherlands
Federal-Mogul VCS Holding B.V.	Netherlands
Federal-Mogul Motorparts Philippines, Inc.	Philippines
Federal-Mogul Bimet Spolka Akcyjna	Poland
Federal-Mogul Financial Services Poland Sp.z.o.o.	Poland

Federal-Mogul Gorzyce S.A.	Poland
Federal-Mogul Motorparts Poland sp.z.o.o.	Poland
Federal-Mogul Friction Products Ploiesti s.r.l.	Romania
Federal-Mogul Friction Services s.r.l.	Romania
Federal-Mogul Motorparts Ploiesti s.r.l.	Romania
Federal-Mogul Dimitrovgrad LLC	Russia
Federal-Mogul Naberezhyne Chelny LLC	Russia
Federal-Mogul Naberezhyne Chelny Metallurgy LLC	Russia
Federal-Mogul Powertrain Vostok OOO	Russia
Federal-Mogul VCS OOO	Russia
Federal-Mogul Motorparts (Singapore) Pte. Ltd.	Singapore
Federal-Mogul Singapore Investments Pte. Ltd.	Singapore
Federal-Mogul (Proprietary) Limited	South Africa
Federal-Mogul Aftermarket Southern Africa (Pty) Limited	South Africa
Federal-Mogul of South Africa (Pty) Ltd.	South Africa
Federal-Mogul Powertrain Systems SA (Pty) Ltd	South Africa
Federal-Mogul Aftermarket Espana S.A.	Spain
Federal-Mogul Friction Products Barcelona S.L.	Spain
Federal-Mogul Friction Products SA	Spain
Federal-Mogul Friction Spain S.L.	Spain
Federal-Mogul Iberica, S.L	Spain
F-M Holding Daros AB	Sweden
Federal-Mogul Goteborg AB	Sweden
Federal-Mogul Holding Sweden AB	Sweden
Federal-Mogul GmbH	Switzerland
Taiwan Federal-Mogul Motorparts Co., Limited	Taiwan
Federal-Mogul (Thailand) Ltd.	Thailand
Federal-Mogul Motorparts (Thailand) Limited	Thailand
Federal-Mogul Serina Co., Ltd.	Thailand
Parts Zone (Thailand) Co., Ltd.	Thailand
A.E. Group Machines Limited	United Kingdom
AE International Limited	United Kingdom
F-M Motorparts Limited	United Kingdom
F-M Trademarks Limited	United Kingdom
FDML Holdings Limited	United Kingdom
Federal-Mogul Aftermarket United Kingdom Limited	United Kingdom
Federal-Mogul Asia Investments Limited	United Kingdom
Federal-Mogul Bradford Limited	United Kingdom
Federal-Mogul Controlled Power Limited	United Kingdom
Federal-Mogul Coventry Limited	United Kingdom
Federal-Mogul Employee Trust Administration Limited	United Kingdom
Federal-Mogul Engineering Limited	United Kingdom
Federal-Mogul Friction Products Limited	United Kingdom
Federal-Mogul Global Growth Limited	United Kingdom
Federal-Mogul Limited	United Kingdom
Federal-Mogul Technology Limited	United Kingdom
Federal-Mogul United Kingdom Investments Limited	United Kingdom
Federal Mogul United Kingdom Powertrain Limited	United Kingdom
Federal-Mogul Valvetrain Limited	United Kingdom
Ferodo Limited	United Kingdom

Leeds Piston Ring & Engineering Co. Ltd.	United Kingdom
Payen International Limited	United Kingdom
Piston Rings (United Kingdom) Ltd.	United Kingdom
Saxid Limited	United Kingdom
Sintration Limited	United Kingdom
Wellworthy Limited	United Kingdom
Beck Arnley Holdings LLC	Delaware
Carter Automotive Company LLC	Delaware
Federal-Mogul Chassis LLC	Delaware
Federal-Mogul Filtration LLC	Delaware
Federal-Mogul Finance 1, LLC	Delaware
Federal-Mogul Finance 2, LLC	Delaware
Federal-Mogul Financing Corporation	Delaware
Federal-Mogul Ignition Company	Delaware
Federal-Mogul Piston Rings LLC	Delaware
Federal-Mogul Powertrain IP, LLC	Delaware
Federal-Mogul Risk Advisory Serivces LLC	Delaware
Federal-Mogul Transaction LLC	Delaware
Federal-Mogul Motorparts LLC	Delaware
Federal-Mogul Valve Train International LLC	Delaware
Ferodo America LLC	Delaware
F-M Motorparts TSC LLC	Delaware
F-M TSC Real Estate Holdings LLC	Delaware
Felt Products Mfg. Co. LLC	Delaware
FM International, LLC	Delaware
Gasket Holdings LLC	Delaware
Muzzy-Lyon Auto Parts LLC	Delaware
T&N Industries LLC	Delaware
Federal-Mogul Powertrain LLC	Michigan
Federal-Mogul World Wide LLC	Michigan
Speyside Real Estate LLC	Michigan
Federal-Mogul Products, Inc.	Missouri
Federal-Mogul Sevierville LLC	Tennessee
Federal-Mogul de Venezuela, C.A.	Venezuala
Federal-Mogul (Vietnam) Ltd	Vietnam
The Pep Boys Manny Moe & Jack (287 "Pep Boys" stores omitted)	Pennsylvania
Tire Stores Holding Corp.	Delaware
Big 10 Tire Stores, LLC (80 "Big 10 Tires" stores omitted)	Delaware
Pep Boys - Manny, Moe & Jack of Puerto Rico, Inc. (28 "Pep Boys" stores omitted)	Delaware
Carrus Supply Corporation	Delaware
PB Acquisition Company Florida LLC	Delaware
PB Acquisition Company Indiana LLC (1 "Pep Boys" store omitted)	Delaware
PB Acquisition Company North Carolina LLC (1 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Tennessee LLC	Delaware
Colchester Insurance Company	Vermont
Pep Boys - Manny, Moe & Jack of Delaware, Inc. (196 "Pep Boys" stores omitted)	Delaware
Car Sales US LLC	Delaware
Car Sales of New York LLC	Delaware
Car Sales of California LLC	Delaware
Car Sales of Georgia LLC	Delaware

Car Sales of Pennsylvania LLC	Delaware
The Pep Boys - Manny, Moe & Jack of California (236 "Pep Boys" stores omitted)	California
PB Acquisition Company San Diego LLC	Delaware
PB Acquisition Company Arizona LLC (15 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Alameda LLC (1 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Illinois LLC	Delaware
PB Acquisition Company Hartford LLC (1 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Massachusettes LLC	Delaware
PB Acquisition Company Michigan LLC (1 "Pep Boys" store omitted)	Delaware
PB Acquisition Company Nassau LLC (2 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Washington LLC (10 "Pep Boys" stores omitted)	Delaware
JBRE Holdings, LLC	Delaware
JBRE, LLC	Delaware
JBRE CTEX LLC (17 "Pep Boys" stores omitted)	Delaware
JBRE CO LLC (14 "Pep Boys" stores omitted)	Delaware
JBRE AZ LLC (9 "Pep Boys" stores omitted)	Delaware
JBRE GA LLC (10 "Pep Boys" and 2 "Just Brakes" stores omitted)	Delaware
JBRE NV LLC (11 "Pep Boys" and 2 "Just Brakes" stores omitted)	Delaware
JBRE NTEX LLC (22 "Pep Boys" stores omitted)	Delaware
JBRE FL LLC (25 "Pep Boys" and 1 "Just Brakes" stores omitted)	Delaware
JBRE STEX LLC (14 "Pep Boys" stores omitted)	Delaware
Precision Auto Care, Inc. (48 "Precision Tune" stores omitted)	Virginia
Precision Printing, Inc.	Virginia
WE JAC Corporation	Delaware
Precision Tune Auto Care, Inc.	Virginia
PTAC Operating Centers, LLC	Virginia
PTW, Inc.	Washington
Precision Franchising LLC	Virginia
PT Auto Care Canada, Inc	Canada
ACC-U-TUNE	California
National 60 Minute Tune, Inc	Washington
Colorado Tune, Inc	Colorado
Miracle Industries, Inc	Ohio
PAC Mexican Delaware Holding Company Inc.	Delaware
Precision Auto Care Mexico II, S. de R.l.	Mexico
Precision Auto Care Mexico I, S. de R.l.	Mexico
Promotora de Franquicas Praxis, S.A. de C.V.	Mexico
Praxis Afinaciones Puerto Rico, Inc.	Mexico
Sixar Afinaciones Puerto Rico, Inc.	Mexico
Praxis Autopartes S.S. de C.V.	Mexico
Praxis Afinaciones S.A. de C.V.	Mexico
Premier Accessories S.A. de C.V.	Mexico
Sixar Afinaciones S.A. de C.V.	Mexico
Sixar Guadalajara S.A. de C.V.	Mexico
Sixar Occidente, S.A.	Mexico
Miracle Partners, Inc.	Delaware
Precision Building Solutions, Inc.	Delaware
IEH BA LLC	Delaware
IEH AIM LLC	Delaware
Icahn Automotive Service Partners LLC	Delaware

IEH Auto Parts LLC (312 "Auto Plus" stores omitted)	Delaware
AP Acquisition Company Clark LLC	Delaware
AP Acquisition Company Gordon LLC (1 "Auto Plus" store omitted)	Delaware
AP Acquisition Company Missouri LLC (1 "Auto Plus" store omitted)	Delaware
AP Acquisition Company Washington LLC (1 "Auto Plus" store omitted)	Delaware
AP Acquisition Company New York LLC	Delaware
AAMCO Transmissions, LLC	Pennsylvania
AAMCO Canada, Inc.	Canada
American Driveline Technical Services, LLC	Pennsylvania
American Driveline Centers, LLC	Pennsylvania
Cottman Transmission Systems, LLC	Delaware
Ross Advertising, LLC	Pennsylvania
CVR Energy Inc.	Delaware
Coffeyville Refining & Marketing Holdings, Inc.	Delaware
Coffeyville Refining & Marketing, Inc.	Delaware
Coffeyville Nitrogen Fertilizers, Inc.	Delaware
Coffeyville Crude Transportation, Inc.	Delaware
Coffeyville Terminal, Inc.	Delaware
Coffeyville Pipeline, Inc.	Delaware
CL JV Holdings, LLC	Delaware
Coffeyville Resources, LLC	Delaware
Coffeyville Resources Refining & Marketing, LLC	Delaware
Coffeyville Resources Crude Transportation, LLC	Delaware
Coffeyville Resources Terminal, LLC	Delaware
Coffeyville Resources Pipeline, LLC	Delaware
CVR GP, LLC	Delaware
CVR Partners, LP	Delaware
Coffeyville Resources Nitrogen Fertilizers, LLC	Delaware
Coffeyville Finance Inc.	Delaware
Wynnewood Energy Company, LLC	Delaware
Wynnewood Refining Company, LLC	Delaware
CVR Refining Holdings, LLC	Delaware
CVR Refining Holdings Sub, LLC	Delaware
CVR Refining, LLC	Delaware
Wynnewood Insurance Corporation	Hawaii
CVR Refining, LP	Delaware
CVR Refining GP, LLC	Delaware
CVR Nitrogen GP, LLC	Delaware
CVR Nitrogen, LP	Delaware
CVR Nitrogen Finance Corporation	Delaware
East Dubuque Nitrogen Fertlizers, LLC	Delaware
American Railcar Industries, Inc.	North Dakota
ARI Fleet Services of Canada, Inc.	Canada
ARI Component Venture LLC	Delaware
ARI Longtrain, Inc.	Delaware
Longtrain Leasing I, LLC	Delaware
Longtrain Leasing II, LLC	Delaware
Longtrain Leasing III, LLC	Delaware
Castings LLC	Delaware
Blue Lagoon Realty, LLC	Delaware

ARI Railcar Services, LLC	Delaware
Southwest Steel Casting Company, LLC	Texas
ARI Property Bude, LLC	Delaware
ARI Property Brookhaven, LLC	Delaware
ARI Property Goodrich, LLC	Delaware
ARI Longview, LLC	Delaware
ARI Mobile Repair Services, LLC	Delaware
ARI Property North Kansas, LLC	Delaware
ARI Property Tennille, LLC	Delaware
Southwest Steel Property, LLC	Delaware
ARI Leasing, LLC	Delaware
Tropicana Entertainment, Inc.	Delaware
Tropicana Atlantic City Corp.	New Jersey
Tropicana AC Sub Corp.	New Jersey
New Tropicana Holdings, Inc.	Delaware
New Tropicana OpCo, Inc.	Delaware
Aztar Riverboat Holding Company, LLC	Indiana
Aztar Indiana Gaming Company, LLC	Indiana
New Jazz Enterprises, L.L.C.	Nevada
Catfish Queen Partnership in Commendam	Louisiana
Centroplex Centre Convention Hotel, L.L.C.	Louisiana
Columbia Properties Tahoe, LLC	Nevada
MB Development, LLC	Nevada
Tropicana Laughlin, LLC	Nevada
Lighthouse Point, LLC	Mississippi
Tropicana Ent. Cayman Holdings Co. Ltd	Cayman Islands
Aruba Development Corp VBA	Aruba
Tropicana Aruba Casino Operating Co. N.V.	Aruba
Tropicana Aruba Resort Operating Corp. VBA	Aruba
Tropicana St. Louis, LLC	Delaware
TEI (STLH), LLC	Delaware
TEI (ES), LLC	Delaware
TEI (St. Louis) RE, LLC	Delaware
TLH LLC	Delaware
SE Inlet Properties LLC	Delaware
TropWorld Games LLC	Nevada
TEI R7 Investment LLC	Delaware
TEI Management Services LLC	Delaware
PSC Metals Inc.	Ohio
M W Recycling, LLC (dba PSC Metals)	Ohio
TAP USA, LLC	Ohio
Carbon Plate Steel Products, LLC	Ohio
PSC Metals - Akron, LLC	Ohio
PSC Metals - Aliquippa, LLC	Ohio
PSC Metals - Alliance, LLC	Ohio
PSC Metals - Beaver Falls, LLC	Ohio
PSC Metals - Canton, LLC	Ohio
PSC Metals - CAW, LLC	Ohio
PSC Metals - Chattanooga, LLC	Ohio
PSC Metals - D&L, LLC	Pennsylvania

PSC Metals - Elyria, LLC	Ohio
PSC Metals - Garn, LLC	Ohio
PSC Metals - Joyce, LLC	Ohio
PSC Metals - Knoxville, LLC	Ohio
PSC Metals - Massillon, LLC	Ohio
PSC Metals - Metallics, LLC	Ohio
PSC Metals - Mitco, LLC	Ohio
PSC Metals - New York, LLC	New York
PSC Metals - Newark, LLC	Ohio
PSC Metals - Rockwood, LLC	Ohio
PSC Metals - South Knoxville, LLC	Ohio
PSC Metals - St. Louis, LLC	Ohio
PSC Metals - Wooster, LLC	Ohio
CAPPCO Tubular Products Canada, Inc.	Canada
CAPPCO Tubular Products USA, LLC	Georgia
Ferrous Limited	Isle of Man
Ferrous Resources Limited	United Kingdom
Mediterranean Iron Limited	Malta
Atlantic Iron Sarl	Luxembourg
Ferrous Resources Do Brasil S.A.	Brazil
Empresa de Mineracao Esperanca S.A.	Brazil
Mineracao Jacuipe Ltda	Brazil
Viskase Companies, Inc	Delaware
WSC Corp.	Delaware
Viskase Films, Inc.	Delaware
Viskase del Norte, S.A. de C.V.	Mexico
Servicos Viskase del Norte, S.A. de C.V.	Mexico
Viskase S.A.S.	France
Viskase SpA	Italy
Viskase Gmbh	Germany
Viskase Polska SP.ZO.O	Poland
Viskase Spain SL	Spain
Viskase Brasil Embalagens Ltda	Brazil
Viskase Asia Pacific Corp	Philippines
Viskase Sales Philippines Inc.	Philippines
Viskase Holdings, Inc.	Delaware
Darmex Casings SP.ZO.O	Poland
Walsroder Casings GmbH	Germany
Walsroder Casings Polska Sp.zo.o	Poland
CT Casings Beteiligungs GmbH	Germany
Westpoint Home LLC	Delaware
WestPoint Home Netherlands Holding, LLC	Delaware
WestPoint Home (Netherlands) Coopertief	Netherlands
WestPoint Home Asia Ltd.	British Virgin Islands
WestPoint Pakistan LLC	Delaware
WP IP, LLC	Nevada
WP Trademarks, LLC	Delaware
WP Property Holdings I, LLC	Delaware
WP Property Holdings II, LLC	Delaware
WestPoint Home Stores, LLC	Delaware

WP Sales, Inc.	Delaware
WPH - Nostalgia LLC	Delaware
WP Properties Lanier/Carter, LLC	Delaware
WP Properties Lumberton, LLC	Delaware
WP Properties Wagram, LLC	Delaware
WP Properties Clemson, LLC	Delaware
WP Properties Wagram Facility, LLC	Delaware
WestPoint Home (Netherlands) B.V.	British Virgin Islands
WestPoint Home (Bahrain) W.L.L.	Bahrain
WestPoint Home (Shanghai) Inc.	China

(1) Icahn Enterprises Holdings L.P. is a 99% owned subsidiary of Icahn Enterprises L.P. All other subsidiaries listed above are subsidiaries of Icahn Enterprises Holdings L.P. and therefore are also subsidiaries of Icahn Enterprises L.P.